**IN THE UNITED STATES DISTRICT COURT FOR
THE EASTERN DISTRICT OF VIRGINIA
Norfolk Division**

**R.M.S. TITANIC,
INC., successor-in-
interest to
Titanic Ventures, limited
partnership, Plaintiff,**

**v.** **Civil Action No. 2:93cv902**

**THE WRECKED AND ABANDONED VESSEL,
ITS ENGINES, TACKLE, APPAREL,
APPURTENANCES, CARGO, ETC., LOCATED
WITHIN ONE (1) NAUTICAL MILE OF A
POINT LOCATED AT 41 43/ 32' NORTH
LATITUDE AND 49 56' 49" WEST
LONGITUDE,
BELIEVED TO BE THE R.M.S. TITANIC
in rem,
Defendant.**

**ORDER**

**IT APPEARING TO THE COURT:**

1. On June 29, 2018, RMS Titanic, Inc. ("RMST") filed in this Court Plaintiff's Motion to Approve Asset Purchase Agreement and Memorandum in Support (the "Sale Motion") seeking approval for the sale (the "Sale") of 100% of its stock to Premier Acquisition Holdings, LLC ("PAHL"), pursuant to the terms of that certain Asset Purchase Agreement, as amended (the "APA"). ECF Nos. 447, 448; *see also* ECF Nos. 448-1 (APA) and 503 (Amendment to APA).

2. The United States Bankruptcy Court for the Middle District of Florida, Jacksonville Division (the "Bankruptcy Court"), which oversees RMST's chapter 11 case, approved the Sale by Order dated October 19, 2018. RMST Periodic Report (10/19/18) (document submitted 10/22/18).

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3. PAHL, the purchaser under the APA, moved to intervene in this matter for purposes of the Sale Motion. ECF No. 506. The Court granted that motion on November 5, 2018. ECF No. 515.

4. PAHL has submitted a declaration from Gilbert Li, on behalf of PAHL, in support of RMST's Sale Motion and its motion to intervene. ECF No. 507-1. PAHL has also submitted a company resolution/consent, consistent with its LLC agreement (ECF No. 510-1 at ¶¶ 4.1, 4.2), that demonstrates Mr. Li is authorized, empowered and directed to file documents on behalf of PAHL consistent with the written consent, and that PAHL consents to *in personam* jurisdiction of this Court for purposes of the Sale Motion.

5. RMST has submitted evidence in support of its motion, including: written responses to questions posed by NOAA (RMST Periodic Report (10/23/18)); copies of documents and records submitted to NOAA in support of its written responses (ECF No. 510-1 to 510-11); letters and declarations from RMST employees (RMST Letter Submission (10/25/18); a further explanation provided to address concerns expressed by the Court at its October 25, 2018 hearing (RMST Periodic Report (11/2/18)); and a copy of the transcript from the October 18, 2018 hearing before the Bankruptcy Court. RMST represents that approving the transaction will not result in any change to the conservation, curation, care and management of the *Titanic* Collections. Hearing Tr. (10/25/18) at 14, 38, 51.

6. The United States, as *amicus*, and on behalf of its National Oceanic and Atmospheric Administration ("NOAA"), has submitted a report and recommendation, and a supplemental report for consideration by the Court. ECF Nos. 502, 517. NOAA recommends this Court approve the transaction, provided that, among other things, RMST

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and PAHL submit to the Court's *in personam* jurisdiction to ensure RMST complies with the Court's orders relating to *Titanic*,[1] including the Revised Covenants and Conditions ("C&Cs"), and to ensure PAHL's commitments and obligations under this Order. *Id.*

7. Pursuant to the C&Cs, the procedures for designating a subsequent Trustee of the artifacts "do not apply . . . in situations where the corporate identity of the Trustee is changed or altered by sale, purchase, merger, acquisition, or similar transaction, the form and purpose of which does not effectuate a change in the management, conservation and curation of the STAC [Subject *Titanic* Artifact Collection]." C&Cs VI(E)(1).

8. The Court has reviewed all the pleadings, exhibits and materials filed and submitted by PAHL, RMST and the United States, the statements and arguments of counsel, and conducted a hearing on October 25, 2018. Based on the foregoing, the Court FINDS that, in accordance with Section VI(E)(1), the sale of 100% of RMST's stock to PAHL will not effectuate a material change in the management, conservation and curation of the STAC, and that approving the transaction is in the public interest and consistent with the C&Cs.

**ACCORDINGLY, IT IS HEREBY ORDERED:**

A. RMST's Sale Motion is GRANTED and the Court AUTHORIZES RMST to consummate the sale of 100% of its stock to PAHL as set forth in the APA and this Order.

B. RMST and PAHL are subject to the *in personam* jurisdiction of this Court for purposes of ensuring RMST complies with the Court's orders relating to *Titanic*, including this Order and the C&Cs, and to ensure PAHL's commitments and obligations under this Order.

C. PAHL shall take no action, nor shall it refrain from taking any action, or direct or authorize RMST to take any action or refrain from taking any action, that will result in or

[1] For purposes of this Order, all references to "*Titanic*" shall mean the *Titanic* wreck and wreck site, and the STAC.

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cause RMST's inability to comply fully with this Court's orders relating to *Titanic,* including this Order and the C&Cs. Any such action by PAHL as described in this paragraph shall serve as PAHL's consent to the *in personam* jurisdiction of this Court for purposes of enforcing and adjudicating this Court's orders relating to *Titanic*, including this Order and the C&Cs.

D. RMST shall promptly inform the Court and NOAA of any change to the composition and makeup of RMST's Boards, Officers and Senior Management team or any change of control of RMST.

E. RMST or PAHL shall promptly advise the Court and NOAA of any staffing changes to RMST's permanent collections staff in Atlanta, any senior management at any permanent exhibitions, and to any other person employed by RMST or PAHL whose principal job responsibilities involve overseeing or performing conservation, curation, care or management of the *Titanic* Collections, other than ministerial or administrative tasks.

F. RMST (or PAHL, as provided in this Order) shall continue to file Periodic Reports with the Court and NOAA, at intervals requested by the Court or at any other times necessary to advise the Court and NOAA of any significant activities and events impacting the conservation, curation, care or management and exhibition of the *Titanic* Collections, or RMST's salvor-in-possession status. Inter- or intra-company contracts and/or agreements regarding, relating to or affecting the conservation, curation, care or management of the *Titanic* Collections shall also be filed with the Court.

G. RMST and PAHL shall provide the Court and NOAA at least ~~sixty (60)~~ ninety (90) days advance notice of (i) any action that will result in the *Titanic* Collections (as defined in the C&Cs) no longer being maintained together as an integral whole; or (ii) any action that will pledge or otherwise use any artifacts as security or collateral for any purposes. Any such action

as described in G(i) and (ii) shall be subject to prior approval of this Court under ~~to the extent required by~~ applicable admiralty law, ~~including~~ orders by this Court (including the C&Cs) and the United States Court of Appeals for the and all Fourth Circuit, as determined by this Court. RBS

H. RMST shall provide the Court and NOAA at least ninety (90) days advance notice of any planned expeditions to the *Titanic* wreck and wreck site, to include a description of any planned dive or salvage activities at *Titanic*.

I. RMST and PAHL shall not amend the APA or their organizational documents, or enter into any contracts the effect of which would be to remove, circumvent or diminish this Court's admiralty jurisdiction in this case.

J. Within sixty (60) days of the transaction closing, PAHL shall: (1) provide to the Court and NOAA a copy of the executed membership agreement for PAHL with all amendments thereto; (2) inform the Court and NOAA of the appointment of any manager or managing member for PAHL; and (3) identify those officials of PAHL that have authority to bind PAHL with respect to this Court's admiralty jurisdiction over the *Titanic* wreck and wreck site and the STAC, and the authority of this Court to enforce or adjudicate compliance with the C&Cs. PAHL shall provide updates to the Court and NOAA when there are any material changes to this information.

K. Subsequent to the transaction closing, all references in the C&Cs to "Premier Exhibitions, Inc." shall be construed to mean "Premier Acquisition Holdings LLC," or any other change in name of PAHL.

L. Except as expressly authorized herein, nothing in this Order shall be construed to alter, affect or limit RMST's current salvor-in-possession status, this Court's *in rem* jurisdiction over the *Titanic* wreck, wreck site and STAC, or any prior orders of this Court

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(including the C&Cs) or the United States Court of Appeals for the Fourth Circuit relating to this admiralty action. For the avoidance of any doubt, nothing in this Order shall serve as an adjudication of or modification to any jurisdiction this Court may have over the 1987 artifacts (as described in *R.M.S. Titanic, Incorporated v. The Wrecked and Abandoned Vessel*, 435 F.3d 521 (4th Cir. 2006)).

M. Notwithstanding any contrary or inconsistent provision in any other document, including but not limited to the APA, the prior orders of this Court (including the C&Cs) and the United States Court of Appeals for the Fourth Circuit relating to this admiralty action shall govern the conservation, curation, care and management of the *Titanic* Collections and RMST's salvor-in-possession status.

N. Should PAHL take or assume any direct right, title, possession or control over any portion of the *Titanic* Collections, with or without approval of this Court, all provisions set forth herein binding RMST shall be deemed binding on PAHL, and PAHL shall be deemed to have submitted to the *in personam* jurisdiction of this Court for purposes of enforcing and adjudicating this Court's orders (including the C&Cs).

O. Within ninety (90) days of the closing under the APA, RMST shall file a supplemental report with the Court and NOAA, detailing PAHL's financial resources to be used to enhance RMST's ability to conserve, curate, care for, manage and exhibit the *Titanic* Collections.

Rebecca Beach Smith

Hon. Rebecca Beach Smith
United States District Court for
the Eastern District of Virginia

December 21, 2018
At Norfolk, VA

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This 16th day of November, 2018

WE ASK FOR THIS:

R.M.S. TITANIC, INC.,
*Plaintiff*

By: [signature]

Robert W. McFarland, VSB No.
24021 McGuireWoods LLP
101 W Main
St Suite 9000
Norfolk, VA 23510-1655
Email: rmcfarland@mcguirewoods.com

Brian Andrew Wainger, VSB No.
38476 Kaleo Legal
4456 Corporation Lane
Suite 135
Virginia Beach, VA 23462
Email:
bwainger@kaleolegal.com

PREMIER ACQUISITION HOLDINGS, LLC
*Intervernor*

By: [signature]

David G. Barger, VSB #21652
GREENBERG TRAURIG, LLP
1750 Tysons Boulevard, Suite 1200
McLean, Virginia 22102
Tel: (703) 749-1300
Fax: (703) 749-1301
E-Mail: Bargerd@gtlaw.com

SEEN: AND AGREED: [initials]

UNITED STATES OF AMERICA
*Amicus Curiae*

By: [signature]

Kent P. Porter, VSB #22853

United States Attorneys Office
8000 World Trade Center
101 W. Main Street
Norfolk, VA 23505
Tel: (757) 441-6332
Fax: (757) 441-6689
E-Mail: Kent.Porter@usdoj.gov